Exhibit 10.1

AMENDMENT AGREEMENT (this "Amendment"), dated as of June 9, 2016, among CELANESE CORPORATION, a Delaware corporation ("Holdings"), CELANESE US HOLDINGS LLC, a Delaware limited liability company (the "Company"), CELANESE AMERICAS LLC (f/k/a Celanese Americas Corporation), a Delaware limited liability company ("CALLC"), each Guarantor Subsidiary, the Lenders party hereto (the "Consenting Lenders"), DEUTSCHE BANK AG, NEW YORK BRANCH ("DBNY"), as administrative agent and as collateral agent, DBNY, Bank of America, N.A., JPMorgan Chase Bank, N.A., Citibank, N.A., The Royal Bank of Scotland plc and HSBC Bank USA, National Association, each as an issuing bank, DBNY, as swingline lender, and DEUTSCHE BANK SECURITIES INC. ("DBSI"), to the Credit Agreement, dated as of April 2, 2007 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "Existing Credit Agreement"), among Holdings, the Company, CALLC, DBNY and the other parties thereto from time to time. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Existing Credit Agreement.
WHEREAS, the Company has requested that the Existing Credit Agreement be amended as set forth herein;
WHEREAS, Section 9.08 of the Existing Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Existing Credit Agreement and the other Loan Documents for certain purposes;
WHEREAS, by signing this Amendment, the Required Lenders have consented to this Amendment and the amendments to the Existing Credit Agreement described in Section 1 below;
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendment. The Administrative Agent and each Consenting Lender (in the aggregate representing Required Lenders) hereby consents to the following amendments to the Existing Credit Agreement:
(a)add to Section 1.01 of the Credit Agreement in the appropriate alphabetical location the following defined terms:
"Bail-In Action" shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
"Bail-In Legislation" shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
"EEA Financial Institution" shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

"EEA Member Country" shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
"EEA Resolution Authority" shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
"EU Bail-In Legislation Schedule" shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
"Write-Down and Conversion Powers" shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)amend the definition of "Defaulting Lender" in Section 1.01 by deleting the "or" before clause (iii) thereof and adding the following immediately before the proviso thereto: ", or (iv) become the subject of a Bail-In Action".
(c)replace the cross-reference to "Section 5.12" in the definition of "OFAC" in Section 1.01 with "Section 3.22(b)".
(d)insert the following sentence to the end of Section 2.26(ii) immediately after the final sentence thereof:
Subject to Section 9.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender's increased exposure following such reallocation.
(e)amend and restate Section 3.22(b) in its entirety as follows:
None of Holdings, the Company or any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of Holdings, the Borrower or any of its Subsidiaries, (i) is a person on the list of "Specially Designated Nationals and Blocked Persons" or (ii) is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and no Borrower will directly or, to its knowledge, indirectly use the proceeds of the Loans or Letters of Credit or otherwise knowingly make available such proceeds to any person, (x) for the purpose of financing the activities of any person that is at such time subject to any U.S. sanctions administered by OFAC, or to do business in a country or territory that is the subject of U.S. sanctions administered by OFAC, if such activities would be prohibited for a U.S. person pursuant to OFAC, or (y) for the purpose of financing the activities of any person that is at such time subject to any applicable sanctions administered by the European Union or any member country thereof or in a country or territory that is the subject of any applicable sanctions administered by the European Union or any member country thereof.
(f)amend Section 5.04(c) by deleting the "and" before clause (y) thereof and adding the following before the semicolon at the end thereof:

and (z) concurrently with any delivery of financial statements under (a) or (b) above, notice in the event that net sales from business in any particular country or territory that is the subject of (I) U.S. sanctions administered by OFAC or (II) any applicable sanctions administered by the European Union or any member country thereof exceeds 5% of the consolidated net sales of the Company and its Subsidiaries for the fiscal period to which such financial statements relate
(g)amend and restate clause (i) of Section 5.12 in its entirety as follows:
refrain from knowingly doing business in a country or territory that is the subject of (x) U.S. sanctions administered by OFAC or with a Person that is on the list of "Specially Designated Nationals and Blocked Persons", if such business would be prohibited for a U.S. person pursuant to OFAC (unless such business is generally or specifically licensed by OFAC or otherwise permitted by U.S. sanctions law) or (y) any applicable sanctions administered by the European Union or any member country thereof or with a Person with whom dealings are prohibited under any applicable sanctions administered by the European Union or any member country thereof,
(h)insert the following new Section 9.20:
Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down (a) and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-in Action on any such liability, including, if applicable:
(i) a reduction in full or in part or cancellation of any such liability;
(ii) conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or:
(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
Section 2.Representations and Warranties. The Company and Holdings, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders that:

(a)The execution and delivery of this Amendment is within each of the Company's and Holdings' organizational powers and has been duly authorized by all necessary organizational action on the part of each of the Company and Holdings. This Amendment has been duly executed and delivered by each of the Company and Holdings and constitutes, a legal, valid and binding obligation of each of the Company and Holdings, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally, subject to general principles of equity and subject to implied covenants of good faith and fair dealing. This Amendment will not (i) violate any Requirement of Law in any material respect, (ii) violate the articles of incorporation, bylaws or similar organizational documents of any Loan Party or (iii) violate or result in a default or require any consent or approval under any indenture, agreement or other instrument binding upon any Loan Party or its property, or give rise to a right thereunder to require any payment to be made by any Loan Party, except, in the case of this clause (iii), for violations, defaults or the creation of such rights that would not reasonably be expected to result in a Material Adverse Effect.
(b)After giving effect to this Amendment, the representations and warranties set forth in Article III of the Existing Credit Agreement or in any other Loan Document are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).
(c)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 3.Effectiveness. This Amendment shall become effective on the date (the "Amendment No. 5 Effective Date") on which each of the following conditions shall have been satisfied in accordance with the terms thereof:
(a)the Administrative Agent shall have received (i) executed signature pages hereto from each Loan Party and (ii) executed signature pages hereto from Lenders constituting the Required Lenders;
(b)the representations and warranties set forth in Section 2 hereof shall be true and correct as of the Amendment No. 5 Effective Date;
(c)the Administrative Agent shall have received a certificate, dated the Amendment No. 5 Effective Date and signed by a Responsible Officer of each of the Company and Holdings, confirming compliance with the conditions precedent set forth in clause (b) of this Section 3; and
(d)the Company shall have paid all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment (including the reasonable fees and expenses of Cahill Gordon & Reindel llp as counsel to the Administrative Agent).
Section 4.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 5.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 6.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, any other Agent, the Issuing Bank or the Swingline Lender, in each case under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of either such agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Existing Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Existing Credit Agreement and from and after the Amendment No. 5 Effective Date, all references to the Existing Credit Agreement in any Loan Document and all references in the Existing Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Existing Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CELANESE CORPORATION

By:	/s/ Christopher W. Jensen
Name: Christopher W. Jensen
Title: Senior Vice President, Finance & CFO

CELANESE US HOLDINGS LLC

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

CELANESE AMERICAS LLC (f/k/a Celanese
Americas Corporation)

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

CELANESE ACETATE LLC

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

CELANESE CHEMICALS, INC.

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

CNA HOLDINGS LLC

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

[Signature Page to Celanese Amendment]

CELANESE INTERNATIONAL CORPORATION

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

CELTRAN, INC.

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

KEP AMERICA ENGINEERING PLASTICS, LLC

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

TICONA FORTRON INC.

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

TICONA POLYMERS, INC.

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

TICONA LLC

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

CELANESE GLOBAL RELOCATION LLC

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

[Signature Page to Celanese Amendment]

CELANESE LTD.

By:	CELANESE INTERNATIONAL
CORPORATION as General Partner

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

CELANESE SALES U.S. LTD.

By:	CELANESE INTERNATIONAL
CORPORATION as General Partner

By:	/s/ Jamie A. Beggs
Name: Jamie A. Beggs
Title: Vice President & Treasurer

[Signature Page to Celanese Amendment]

DEUTSCHE BANK AG, NEW YORK BRANCH, as
Administrative Agent

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

[Signature Page to Celanese Amendment]

The undersigned Revolving Facility Lender hereby consents to the amendments to be made to the Existing Credit Agreement hereunder.

(Name of Institution)

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:

[Signature Page to Celanese Amendment - Revolving Lender]

The undersigned Term Lender hereby consents to the amendments to be made to the Existing Credit Agreement hereunder on the Amendment No. 5 Effective Date:
Existing principal amount of Term C-2 Loans that are Dollar Term Loans, if any, held by the undersigned Lender immediately prior to the Amendment No. 5 Effective Date: $_________________.1
Existing principal amount of Term C-2 Loans that are Euro Term Loans, if any, held by the undersigned Lender immediately prior to the Amendment No. 5 Effective Date: €_________________.2
Existing principal amount of Term C-3 Loans that are Dollar Term Loans, if any, held by the undersigned Lender immediately prior to the Amendment No. 5 Effective Date: $_________________.3
Existing principal amount of Term C-3 Loans that are Euro Term Loans, if any, held by the undersigned Lender immediately prior to the Amendment No. 5 Effective Date: €_________________.4

(Name of Institution)

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:

[1]	For informational purposes only.

[2]	For informational purposes only.

[3]	For informational purposes only.

[4]	For informational purposes only.

[Signature Page to Celanese Amendment - Consenting Term Lender]